Going Concern	2 Months Ended
Dec. 31, 2014
KSix Media, Inc. and Subsidiaries [Member]
Going Concern

3 GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. The Company has negative working capital of $311,358 at December 31, 2014 and has incurred operating losses. These factors among others, raise substantial doubt about the ability of the Company to continue as a going concern. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.